Summary Prospectus Supplement	January 11, 2022

Putnam Fixed Income Absolute Return Fund
Summary Prospectus dated February 28, 2021

Paul Scanlon, who is currently a portfolio manager of the fund, will retire as a portfolio manager of the Fund effective March 31, 2022.

Effective March 31, 2022, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2008

Norman Boucher, Portfolio Manager, portfolio manager of the fund since 2022

Albert Chan, Head of Portfolio Construction, portfolio manager of the fund since 2017

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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